                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 THE SARATOGA ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

October 6, 1997


                                     [LOGO]

                                     [LOGO]

                          THE SARATOGA ADVANTAGE TRUST

Dear Shareholder:

    We are pleased to invite you to a special meeting of shareholders of The Saratoga Advantage Trust (the "Trust") to be held at 1501 Franklin Avenue, Garden City, New York, 1st floor, at 10:00 a.m. (Eastern Time) on October 31, 1997 (the "Meeting").

    The first purpose of the Meeting is to seek shareholder approval of each of the new investment advisory agreements between OpCap Advisors and Saratoga Capital Management ("SCM" or the "Manager"), the Manager of the Trust, with respect to the Saratoga Municipal Bond Portfolio and the Saratoga Large Capitalization Value Portfolio (together the "OpCap Portfolios"). OpCap Advisors is the investment adviser to the two OpCap Portfolios. As you may know, PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group Inc. (together, the "PIMCO Parties"), and Oppenheimer Group, Inc. and Oppenheimer Financial Corp. have entered into an agreement for the PIMCO Parties to acquire a controlling interest in Oppenheimer Capital (the "OpCap Transaction"), whose subsidiary is OpCap Advisors. OpCap Advisors has advised the Board of Trustees of the Trust (the "Board") that the PIMCO Parties have assured them that OpCap Advisors will continue, after the OpCap Transaction, to provide the high-quality services to which you have grown accustomed. However, the existing investment advisory agreements with OpCap Advisors, as a matter of law, will automatically terminate as a result of the OpCap Transaction. Therefore new investment advisory agreements, which contain substantially the same terms as the prior agreements, must be approved by shareholders of the OpCap Portfolios to ensure continuity of management for the OpCap Portfolios.

    It is important to keep in mind that the PIMCO Parties are acquiring OpCap Advisors, not the OpCap Portfolios. Your Trust shares and the advisory fees charged the Trust will not change as a result of the OpCap Transaction.

    Secondly, the shareholders of the Saratoga Large Capitalization Growth Portfolio (the "Large Capitalization Growth Portfolio") are being asked to approve a new investment advisory contract between the successor of Harris Bretall Sullivan & Smith, Inc. ("HBSS") and the Manager. HBSS is the investment adviser to the Large Capitalization Growth Portfolio. HBSS has entered into an agreement with Value Asset Management, Inc. ("VAM"), a holding company owned by BancBoston Ventures, Inc., to form a limited liability company to be called Harris Bretall Sullivan & Smith L.L.C. ("HBSS-L.L.C."). HBSS will transfer substantially all of its assets to HBSS-L.L.C. and VAM will become the majority owner of HBSS-L.L.C., (the "Harris Transaction"). As a matter of law, upon the consummation of the Harris Transaction, the existing investment advisory agreement between HBSS and the Manager will automatically terminate. Therefore a new investment advisory agreement, which contains substantially the same terms as the prior agreement, must be approved by shareholders of the Large Capitalization Growth Portfolio to ensure continued management of that Portfolio by HBSS-L.L.C.

    In addition, shareholders of each portfolio of the Trust (each, a "Portfolio" and collectively, the "Portfolios") are being asked to consider a proposal giving the Manager the ability, in the future, to select and contract with one or more investment advisers to the Portfolios after obtaining the approval of the Board, but without obtaining shareholder approval. This measure would save the Trust and the Portfolios the additional time and expense of obtaining shareholder approval for certain changes in investment advisory arrangements between the Manager and the investment advisers. Shareholder approval of this proposal will not result in any increase or decrease in the total amount of investment management fees payable by each Portfolio to the Manager nor eliminate the need for shareholder approval for any such changes.

    Finally, the Board proposes eliminating, or reclassifying as non-fundamental, certain fundamental investment restrictions of the Portfolios. Certain of the Portfolios' investment restrictions were required by state laws that are no longer applicable to the Portfolios or are more restrictive than required by federal law. The elimination of certain restrictions will expand the range of investment opportunities and techniques available without changing the Portfolios' investment strategies. Reclassifying certain restrictions as non-fundamental will permit the Trustees greater flexibility in the future to amend a restriction when necessary without the delay and expense associated with another shareholder meeting.


    AFTER CAREFUL CONSIDERATION, THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, HAS UNANIMOUSLY APPROVED THE PROPOSALS RELATING TO THE TRUST AND RECOMMENDS THAT ITS SHAREHOLDERS VOTE "FOR" EACH PROPOSAL. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, YOU MAY VOTE BY PROXY BY TELEPHONING 800-769-6414 OR BY SIGNING AND RETURNING YOUR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


    We thought it would be helpful to provide you with the accompanying questions and answers regarding the OpCap Transaction, the Harris Transaction and the other proposals. They are designed to help answer questions you may have and help you cast your votes. They are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to carefully review. As always, we thank you for your confidence and support.


    Please feel free to call us at 1-800-807-FUND with any questions that you may have regarding the proposals or other related matters.


                                          Sincerely,
                                          /s/ Bruce E. Ventimiglia
                                          Bruce E. Ventimiglia
                                          CHAIRMAN OF THE BOARD, CEO AND
                                          PRESIDENT OF THE SARATOGA ADVANTAGE
                                          TRUST

                              QUESTIONS & ANSWERS


PROPOSALS I.A. AND I.B.

Q. WHAT IS BEING ACQUIRED IN THE OPCAP TRANSACTION?

A. PIMCO Advisors L.P., a publicly traded investment management firm, and its affiliate, Thomson Advisory Group Inc., have agreed to acquire a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, is investment adviser to the OpCap Portfolios. The Trust itself is not being acquired.

Q. HOW WILL THE OPCAP TRANSACTION AFFECT ME AS A TRUST SHAREHOLDER?

A. Your Trust shares and the fees charged the Trust's Portfolios will not change as a result of the OpCap Transaction. Moreover, OpCap Advisors has advised the Trust's Board that the PIMCO Parties have assured them that OpCap Advisors will continue, after the OpCap Transaction, to provide the high-quality services to which you've grown accustomed. Consequently, management of the Trust believes that the OpCap Transaction will not affect the operations of the Trust.

Q. WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. As required by the Investment Company Act of 1940, consummation of the OpCap Transaction will cause the automatic termination of the existing investment advisory agreements between the Manager and OpCap Advisors with respect to the OpCap Portfolios. Therefore, in order to ensure continuity of management, shareholders are being asked to approve substantially identical new agreements with OpCap Advisors.

PROPOSAL II.

Q. WHAT IS BEING ACQUIRED IN THE HARRIS TRANSACTION?

A. Value Asset Management, Inc., a Connecticut-based holding company 100% owned by BancBoston Ventures, Inc. will be the majority owner of a new entity (Harris Bretall Sullivan & Smith L.L.C.) holding substantially all the assets and business of Harris Bretall Sullivan & Smith, Inc. ("HBSS").

Q. HOW WILL THE HARRIS TRANSACTION AFFECT ME AS A TRUST SHAREHOLDER?

A. Your Trust shares and the fees charged by the Trust's Portfolio will not change as a result of the Harris Transaction. Furthermore, HBSS has advised the Trust's Board that VAM representatives have assured them that the new entity will be managed by the current management of HBSS and will continue to provide the same high-quality services as you've received in the past. Accordingly, management of the Trust believes that the Harris Transaction will not affect Trust operations.

Q. WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. Pursuant to the Investment Company Act of 1940, the investment advisory agreement between Saratoga Capital Management and HBSS with respect to the Large Capitalization Growth Portfolio will automatically terminate upon the change of ownership and control of HBSS. Therefore, in order to ensure continued investment advisory services by HBSS's successor, shareholders are being asked to approve a substantially identical investment advisory agreement with the new entity.

PROPOSAL III.

Q. WHAT ARE THE BENEFITS OF ENABLING THE MANAGER TO CHANGE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. Providing the Manager with the flexibility to perform the duties you expect it to perform (I.E., selecting, supervising and evaluating advisers) without incurring the unnecessary delay and expense of obtaining a shareholder vote will enable the Trust to operate more efficiently. The Board of Trustees will still be required to approve any new subadvisers and you will be provided with extensive information in the event of a change of a subadviser.

PROPOSAL IV.

Q. WHAT ARE THE BENEFITS OF ELIMINATING OR RECLASSIFYING AS NON-FUNDAMENTAL CERTAIN OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES?

A. Certain of the Portfolios' restrictions were adopted in response to state requirements which are no longer allowed to be imposed by the states. As such, these restrictions should be eliminated or reclassified as non-fundamental. Reclassifying certain of the Portfolios' fundamental investment policies as non-fundamental will enable the Trustees to amend policies without the delay and expense of a shareholder meeting should the portfolio managers need to expand the Portfolios' investment opportunities and strategies.

Q.  HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ITS INDEPENDENT TRUSTEES, VOTED UNANIMOUSLY TO RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?


A. Please feel free to call us at 1-800-769-6414 with any questions that you may have regarding the transaction or other matters.


                                  PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

                          THE SARATOGA ADVANTAGE TRUST


                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 1997

                             ---------------------

TO THE SHAREHOLDERS:

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of THE SARATOGA ADVANTAGE TRUST (the "Trust") will be held at 1501 Franklin Avenue, 1st Floor, Garden City, New York, on October 31, 1997 at 10:00 a.m., New York time, for the following purposes:

    I.A. To approve the investment advisory agreement between Saratoga Capital Management (the "Manager" or "SCM") and OpCap Advisors with respect to the Municipal Bond Portfolio (to be voted on by shareholders of the Municipal Bond Portfolio only);

    I.B. To approve the investment advisory agreement between the Manager and OpCap Advisors with respect to the Large Capitalization Value Portfolio, (to be voted on by the shareholders of the Large Capitalization Value Portfolio only);

    II. To approve the investment advisory agreement between the Manager and Harris Bretall Sullivan & Smith L.L.C. with respect to the Large Capitalization Growth Portfolio (to be voted on by the shareholders of the Large Capitalization Growth Portfolio only);

    III. To approve a proposal to permit the Manager, in the future, to select and contract with investment advisers for each portfolio of the Trust (the "Portfolios") after obtaining the approval of the Board of Trustees of the Trust (the "Board"), but without obtaining shareholder approval;

    In the past, to comply with state securities laws, the restrictions relating to Proposals IV.A-E were fundamental policies of the Portfolios. The restrictions proposed to be changed in Proposals IV.A-E are no longer required by law, and, accordingly, the Trustees unanimously recommend that they be eliminated or reclassified as non-fundamental as indicated below.

    IV.A. To approve the elimination of the fundamental investment policy restricting the Portfolios from investing in unseasoned issuers (companies with a record of less than three years continuous operation, including predecessors).

    IV.B. To approve the elimination of the fundamental investment restriction prohibiting the Portfolios from investing in oil, gas or other mineral exploration or development companies.

    IV.C. To approve the reclassification as non-fundamental the fundamental investment restriction on investments by the Portfolios in companies for the purpose of exercising control or management.

    IV.D. To approve the elimination of the fundamental investment restriction imposed on the Portfolios regarding investments in issuers whose securities are owned by the Trustees or officers of the Trust, or directors or officers of the investment advisers or Manager.

    IV.E. To approve the elimination of fundamental restrictions imposed by state securities commissions on the Portfolios concerning aggregate investments in restricted securities and unseasoned issuers.

    IV.F. To approve the reclassification as non-fundamental the fundamental investment policy of the Portfolios restricting investments in illiquid securities.

    IV.G. To approve the elimination of the fundamental investment policy of the Portfolios from investing in other investment companies.

    IV.H. To approve the reclassification as non-fundamental the fundamental investment limitation imposed on the Portfolios concerning short sales.

    V. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.


    The close of business on September 30, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY OR CALL 1-800-769-6414 TO VOTE BY TELEPHONE. If you are present at the Meeting you may change your vote, if desired, at that time.


                                          By Order of the Board of Trustees,
                                          /s/ Bruce E. Ventimiglia
                                          Bruce E. Ventimiglia
                                          CHAIRMAN, PRESIDENT & CEO


October 6, 1997

                          THE SARATOGA ADVANTAGE TRUST
                            NEW YORK, NEW YORK


                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 1997

                             ---------------------

GENERAL


    This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the "Board" or the "Trustees") of The Saratoga Advantage Trust (the "Trust"), a Delaware business trust, from holders (the "Shareholders") of shares of beneficial interest of the Trust (the "Shares"), no par value, to be voted at a special meeting of Shareholders (the "Meeting") to be held at 1501 Franklin Avenue, 1st Floor, Garden City, New York, on October 31, 1997 at 10:00 a.m. local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be first mailed on or about October 6, 1997.


    The Trust consists of seven portfolios, (each of which is a separate series of shares of beneficial interest), in the following series: U.S. Government Money Market Portfolio, Municipal Bond Portfolio, Investment Quality Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class on a proposal. Each full share of the Portfolios outstanding is entitled to one vote and each fractional share of the Portfolios outstanding is entitled to a proportionate fractional share of one vote for such purposes.

    The purpose of the Meeting is to:

    (1) Seek Shareholder approval of a new investment advisory agreement with respect to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio (together, the "OpCap Portfolios"), to take effect upon consummation of the transaction (the "OpCap Transaction") contemplated by the Amended and Restated Merger Agreement, dated as of July 22, 1997 (the "Amended Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thomson Advisory Group Inc. ("TAG" and, collectively with PIMCO Advisors, the "PIMCO Parties"), Oppenheimer Group, Inc. ("OGI") and its subsidiary, Oppenheimer Financial Corp. ("Opfin" and, collectively with OGI, "Oppenheimer") and certain related parties. Pursuant to the Amended Merger Agreement, the PIMCO Parties will acquire a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to the OpCap Portfolios. For a discussion of the OpCap Transaction, see "The OpCap Transaction" under Proposal I below. As required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the OpCap Transaction will cause the automatic termination of the investment advisory agreements between Saratoga Capital Management, the Manager of the Trust (the "Manager" or "SCM"), and OpCap Advisors with respect to the OpCap Portfolios. Therefore, in order to ensure continuity in the management of the OpCap Portfolios, Shareholders of each of the OpCap Portfolios are being asked to approve a new investment advisory agreement.

    (2) Seek Shareholder approval of a new investment advisory agreement with respect to the Large Capitalization Growth Portfolio, to take effect upon consummation of a transaction contemplated by an agreement between Value Asset Management, Inc. ("VAM") and Harris Bretall Sullivan & Smith, Inc. ("HBSS"), (the "Harris Transaction"), whereby HBSS will transfer substantially all its assets to Harris Bretall Sullivan and Smith L.L.C. ("HBSS-L.L.C.") and VAM will maintain a majority equity interest in HBSS-L.L.C. As required by the Investment Company Act, consummation of the Harris Transaction will cause the automatic termination of the investment advisory agreement between the Manager and HBSS with respect to the Large Capitalization Growth Portfolio. Therefore, in order to ensure continuity in the management of the Large Capitalization Growth Portfolio, Shareholders of that Portfolio are being asked to approve a new investment advisory agreement between the Manager and HBSS's successor, HBSS-L.L.C.

    (3) Seek Shareholder approval of a proposal to afford the Trust Manager the ability, in the future, to select and contract with one or more investment advisers to the Portfolios after obtaining the approval of the Board, but without obtaining Shareholder approval.

    (4) Seek Shareholder approval of proposals to eliminate certain fundamental investment policies of the Portfolios or to reclassify them as non-fundamental investment policies. These proposals are as follows:

        (a) To seek Shareholder approval to eliminate the fundamental investment policy restricting the Portfolios from investing in unseasoned issuers (companies with a record of less than three years continuous operation, including predecessors).

        (b) To seek Shareholder approval to eliminate the fundamental investment restriction on investments in oil, gas or other mineral exploration or development companies.

        (c) To seek Shareholder approval to reclassify as non-fundamental the fundamental investment restriction on investments by the Portfolios to exercise control or management over other companies.

        (d) To seek Shareholder approval to eliminate the fundamental investment restriction regarding investments in issuers whose securities are owned by the Trustees or officers of the Trust, or directors or officers of the investment advisers or Manager.

        (e) To seek Shareholder approval to reclassify as non-fundamental certain fundamental restrictions imposed by state securities commissions on the Portfolios concerning aggregate investments in restricted securities and unseasoned issuers.

        (f) To seek Shareholder approval to reclassify as non-fundamental the fundamental investment policy on investments in illiquid securities by the Portfolios.

        (g) To seek Shareholder approval to eliminate the fundamental investment policy of the Portfolios from investing in other investment companies.

        (h) To seek Shareholder approval to reclassify as non-fundamental the fundamental investment limitation imposed on the Portfolios concerning short sales.

    The Board has fixed the close of business on September 30, 1997, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders on that date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote.

    The table below sets forth each proposal and those Shareholders who are entitled to vote for each such proposal.

            PROPOSAL:                I.A.     I.B.     II.      III.    IV.A.    IV.B.
PORTFOLIO:

U.S. Government Money Market
  Portfolio                                                      X        X        X
Municipal Bond Portfolio              X                          X        X        X
Investment Quality Bond Portfolio                                X        X        X
Large Capitalization Value
  Portfolio                                    X                 X        X        X
Large Capitalization Growth
  Portfolio                                             X        X        X        X
Small Capitalization Portfolio                                   X        X        X
International Equity Portfolio                                   X        X        X

            PROPOSAL:               IV.C.    IV.D.    IV.E.    IV.F.    IV.G.    IV.H.
PORTFOLIO:
U.S. Government Money Market
  Portfolio                           X        X        X        X        X        X
Municipal Bond Portfolio              X        X        X        X        X        X
Investment Quality Bond Portfolio     X        X        X        X        X        X
Large Capitalization Value
  Portfolio                           X        X        X        X        X        X
Large Capitalization Growth
  Portfolio                           X        X        X        X        X        X
Small Capitalization Portfolio        X        X        X        X        X        X
International Equity Portfolio        X        X        X        X        X        X

    As of the close of business on the Record Date, the Trust had Shares outstanding, allocated to the Portfolios as follows:


                                  NO. OF SHARES OUTSTANDING
          PORTFOLIO                     ON RECORD DATE
U.S. Government Money Market
  Portfolio                               27,184,700

Municipal Bond Portfolio                     685,105

Investment Quality Bond
  Portfolio                                2,242,059

Large Capitalization Value
  Portfolio                                1,599,388

Large Capitalization Growth
  Portfolio                                2,645,514

Small Capitalization Portfolio             2,066,905

International Equity Portfolio               993,602

    As of the Record Date, the following Shareholders held, as beneficial owners, 5% or more of the Shares of the respective Portfolios listed below:


                                                                                                      PERCENTAGE
                                          NAME AND ADDRESS                 AMOUNT AND NATURE              OF
           PORTFOLIO                       OF SHAREHOLDER               OF BENEFICIAL OWNERSHIP        PORTFOLIO
--------------------------------  --------------------------------  --------------------------------  -----------
Small Capitalization Portfolio    American Medical Association               764,075.99(1)                   37%
                                  Pension Trust
                                  515 North State Street
                                  Chicago, IL 60610-4320


------------------------

(1)   Shareholder has sole voting and investment power with regard to listed
    Shares.

    To the knowledge of the Board, no other person owned beneficially on that date as much as 5% of the outstanding Shares of any Portfolio.

    As of the Record Date, the following Trustees and officers held, as beneficial owners, Shares of the respective Portfolios listed below:


                                                                                                         PERCENT
                                              NAME OF                      AMOUNT AND NATURE                OF
           PORTFOLIO                      BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP         PORTFOLIO
--------------------------------  --------------------------------  --------------------------------  --------------
U.S. Government Money Market      Bruce E. Ventimiglia                            210,911(1)                 0.7%
Portfolio


------------------------

(1)   Shareholder has sole voting and investment power with regard to listed
    Shares.

    To the knowledge of the Board, no other officer or Trustee owned beneficially on that date 1% or more of the Shares of any Portfolio.


    In order that you may be represented at the Meeting or any adjournment(s) thereof, you are requested to call 800-769-6414 to vote by telephone or indicate your voting instructions on the enclosed form of proxy, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be deemed to have been voted in favor of such matters.


    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be deemed to be represented at the Meeting for purposes of calculating whether matters to be voted upon at the Meeting have been approved.


    It is anticipated that proxy solicitation will be made by mail and telephone. Arrangements have been made for Shareholders to vote by either mail or telephone. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, arrangements have been made with D.F. King & Co., Inc., an independent shareholder communication firm, to assist in the solicitation of proxies. D.F. King & Co., Inc. may call Shareholders to ask if they would like to have their votes recorded by telephone. A telephone voting procedure has been designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    A quorum for the Meeting will consist of thirty percent (30%) of the shares of each of the Portfolios issued and outstanding and entitled to vote, present in person or represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of one or more proposals described in this Proxy Statement are not received from Shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The person named in the proxy will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Portfolios' Shareholders.


    The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at 33 Maiden Lane, New York, New York 10038; (ii) attendance at the Meeting and voting in person or
(iii) properly executing and returning a new proxy card (if received in time to be voted).



    All expenses of the preparation, distribution and solicitation of these proxy materials and Meeting will be borne by the PIMCO Parties (33 1/3%), Oppenheimer (16 2/3%), and HBSS (50%). The Trust will NOT bear any expenses related to Proposal I and Proposal II. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of OpCap Advisors, HBSS, the Manager, or their respective affiliates, personally or by telephone or telegraph.

                            PROPOSALS I.A. AND I.B.

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                     BETWEEN OPCAP ADVISORS AND THE MANAGER

INTRODUCTION

    OpCap Advisors serves as investment adviser to each of the OpCap Portfolios pursuant to Investment Advisory Agreements dated April 14, 1997 (the "Existing OpCap Agreements"). The Existing OpCap Agreements were approved initially by the Board on July 25, 1994 and approved most recently by the Board on December 18, 1996 and February 3, 1997 and were approved by the Shareholders of the OpCap Portfolios on April 14, 1997.

    The Existing OpCap Agreements provide that they shall automatically terminate in the event of an assignment as defined in the Investment Company Act. Consummation of the OpCap Transaction will constitute an assignment of the Existing OpCap Agreements. Therefore, in anticipation of the OpCap Transaction, the Board is proposing that the Shareholders of each OpCap Portfolio approve new investment advisory agreements between the Manager and OpCap Advisors (the "New OpCap Agreements") on behalf of the respective OpCap Portfolio. The New OpCap Agreements are substantially identical, except for the termination and effective dates, to the Existing OpCap Agreements.

INFORMATION ABOUT OPCAP ADVISORS

    OpCap Advisors is a 99%-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $57 billion in assets under management on June 30, 1997. Opfin, a holding company, is a 1.0% general partner of OpCap Advisors. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest. Opfin currently is a wholly-owned subsidiary of OGI, 71% of the common stock of which currently is owned by Oppenheimer & Co., L.P.

    The principal business address of OpCap Advisors, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap Advisors is not expected to change following the OpCap Transaction. Joseph La Motta is Chairman Emeritus of Oppenheimer Capital and OpCap Advisors. George Long is Chairman and President of Oppenheimer Capital and Bernard H. Garil is President of OpCap Advisors.

    Attached to this Proxy Statement as Exhibit A is a list of other funds advised or subadvised by OpCap Advisors that have similar investment objectives to those of the OpCap Portfolios, their net assets and the rate of the advisory fee paid to OpCap Advisors.

INFORMATION CONCERNING THE PIMCO PARTIES

    PIMCO Advisors, with approximately $110 billion in assets under management as of June 30, 1997 is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

    PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37% respectively (and will at the closing of the OpCap Transaction own a majority of the voting stock of TAG, which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

    PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

    PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

    The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (E.G., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

    Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

THE OPCAP TRANSACTION

    On July 22, 1997, the PIMCO Parties entered into the Amended Merger Agreement with Oppenheimer and certain related parties which agreement modified the merger agreement between the PIMCO Parties and Oppenheimer entered into on February 13, 1997. Pursuant to the Amended Merger Agreement, the PIMCO Parties will acquire, among other interests, the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partnership interest in OpCap Advisors, and the 1.0% general partner interest in Oppenheimer Capital L.P. and TAG will merge with and into OGI and immediately thereafter, OGI will be renamed PA Holdings, Inc. ("PA Holdings"). The aggregate purchase price is approximately $262 million including the issuance of convertible preferred stock and assumption of certain indebtedness. The amount of preferred stock comprising the purchase price is subject to reduction in certain circumstances. The obligations of the PIMCO parties and Oppenheimer to consummate the OpCap Transaction are subject to the satisfaction or waiver on or prior to the effective date of certain conditions, including the consummation of the sale by OGI and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc. and Oppenheimer & Co., Inc. ("Opco"), OpCap Advisors' broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. (the "CIBC Sale"), approval of the OpCap Transaction by certain regulatory authorities and the consent of certain clients. All of the issued and outstanding stock of Opco is owned by Oppenheimer Holdings, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer Equities, Inc. Oppenheimer Equities, Inc. is a wholly-owned subsidiary of Opfin, which in turn is a wholly-owned subsidiary of OGI. The CIBC Sale will have no effect on the ownership of OGI and Opfin including its general partner interests in Oppenheimer Capital and OpCap Advisors. Under the terms of the Amended Merger Agreement, the OpCap Transaction can take place only if the CIBC Sale takes place first. It is contemplated that the OpCap Transaction will be consummated after the CIBC Sale is concluded. As a result, there will only be a change of control of Oppenheimer Capital and OpCap Advisors upon consummation of the OpCap Transaction.

    If for any reason the OpCap Transaction is not consummated, each Existing OpCap Agreement will remain in effect according to its terms.

EFFECTS OF THE OPCAP TRANSACTION

    Upon consummation of the OpCap Transaction, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser or subadviser will not be affected by the OpCap Transaction; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised OGI that it currently anticipates that the OpCap Transaction will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory or subadvisory agreements.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

    All of the parties to the OpCap Transaction have agreed that they will comply and use reasonable efforts to cause compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. No compensation arrangements of the type described above are contemplated in the OpCap Transaction. Moreover, the PIMCO Parties have agreed with Oppenheimer that they will use commercially reasonable efforts to insure that no unfair burden will be imposed on the Trust by or as a result of the OpCap Transaction during such two-year period. The second condition of
Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. The Trust's compliance with or exemption from such 75% disinterested board requirement is a condition to consummation of the OpCap Transaction, and the PIMCO Parties have entered into related agreements with Oppenheimer with respect to such requirement during such three-year period. The composition of the Board is presently in compliance with the 75% requirement and will continue to be so if the OpCap Transaction is consummated.

EXISTING AND NEW OPCAP AGREEMENTS

    THE EXISTING OPCAP AGREEMENTS AND THE NEW OPCAP AGREEMENTS ARE MATERIALLY IDENTICAL EXCEPT FOR EFFECTIVE AND TERMINATION DATES. The following description of the New OpCap Agreements is qualified in its entirety by reference to the form of the New OpCap Agreements attached hereto as Exhibit B.

    Each of the Existing OpCap Agreements provides that OpCap Advisors is obligated to manage the securities held by the OpCap Portfolio in accordance with the OpCap Portfolio's stated investment objectives and policies, make investment decisions for the OpCap Portfolio and place orders to purchase and sell securities on behalf of the OpCap Portfolio.

    As compensation for its services, OpCap Advisors, pursuant to each Existing OpCap Agreement, receives the annual fees set forth below based on the average net assets of the respective Portfolio:

PORTFOLIO                                                     FEE RATE
------------------------------------------------------------  ---------
Municipal Bond Portfolio....................................       0.20%

Large Capitalization Value Portfolio........................       0.30%

    The foregoing fees are computed daily and paid monthly. During the fiscal year ended August 31, 1997, the Manager paid OpCap Advisors advisory fees, as follows:

                                                                ADVISORY FEE
PORTFOLIO                                                     PAID DURING 1997
------------------------------------------------------------  ----------------
Municipal Bond Portfolio....................................    $  12,586.01

Large Capitalization Value Portfolio........................    $  73,447.91

    Each of the Existing OpCap Agreements provides that OpCap Advisors shall not be liable for any investment loss suffered by the respective Portfolio in connection with matters to which each agreement relates, except in the case of OpCap Advisors' negligence, misconduct or violation of any applicable statute.

    With respect to each of the Existing OpCap Agreements, the fees are paid by the Manager, and in no case by the OpCap Portfolios or their Shareholders.

    The OpCap Portfolios pay investment advisory fees directly to the Manager as compensation for its services. The annual fees received by the Manager are set forth in the table below, payable by each OpCap Portfolio, expressed as a percentage of the Portfolio's average daily net assets:

                                                              MANAGER FEE
PORTFOLIO                                                        RATE
------------------------------------------------------------  -----------
Municipal Bond Portfolio....................................        0.55%

Large Capitalization Value Portfolio........................        0.65%

    The fee is computed daily and payable monthly. During the fiscal year ended August 31, 1997, the Trust accrued to the Manager management fees of $34,611.53 and $159,075.13 with respect to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio, respectively. For the fiscal year ended August 31, 1997, the Manager reimbursed expenses to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio of $108,419.81 and $59,075.56, respectively.

EVALUATION BY THE BOARD OF TRUSTEES

    THE BOARD HAS DETERMINED THAT CONTINUITY AND EFFICIENCY OF PORTFOLIO MANAGEMENT SERVICES AFTER THE OPCAP TRANSACTION CAN BEST BE ASSURED BY APPROVING THE NEW OPCAP AGREEMENTS. THE BOARD BELIEVES THAT THE NEW OPCAP AGREEMENTS WILL ENABLE THE TRUST TO CONTINUE TO OBTAIN ADVISORY SERVICES OF HIGH QUALITY AT COSTS WHICH IT DEEMS APPROPRIATE AND REASONABLE AND THAT APPROVAL OF THE NEW OPCAP AGREEMENTS IS IN THE BEST INTERESTS OF THE TRUST AND THE SHAREHOLDERS OF THE OPCAP PORTFOLIOS.

    In evaluating the New OpCap Agreements, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap Advisors and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations, and financial condition. A representative of OpCap Advisors made a presentation to the Board on OpCap Advisors, the OpCap Portfolios and the OpCap Transaction, and responded to questions of the Trustees. Consideration by the Board was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board also reviewed and discussed the terms and provisions of the New OpCap Agreements and compared them to the Existing OpCap Agreements as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OpCap Advisors would obtain from its relationship with the Trust and the economies of scale in costs and expenses to OpCap Advisors associated with its providing such services.

    The Board considered, with its counsel, (i) the quality of the operations and service which have been provided to the Trust, on behalf of the OpCap Portfolios, by OpCap Advisors and which are expected to continue to be provided after the OpCap Transaction, with no change in fee rates, (ii) the overall experience and reputation of OpCap Advisors in providing such services to investment companies, and the likelihood of its continued financial stability,
(iii) the capitalization of PIMCO Advisors, (iv) the aspects of the OpCap Transaction that would affect the ability of OpCap Advisors to retain and attract qualified personnel and (v) the benefits of continuity in the services to be provided under the New OpCap Agreements. Based upon its review, the Board of Trustees concluded that the terms of the New OpCap Agreements are reasonable, fair and in the best interests of the Trust and the Shareholders of the OpCap Portfolios, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as investment adviser to the OpCap Portfolios after the OpCap Transaction is desirable and in the best interests of the OpCap Portfolios and the Shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New OpCap Agreements and the submission to Shareholders of the OpCap Portfolios for their approval. The New OpCap Agreements will become effective on the date that the OpCap Transaction is consummated or the date Shareholders approve the New OpCap Agreements, whichever occurs later. The New OpCap Agreements will continue in effect until two years from their effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the OpCap Transaction is not consummated, the Existing OpCap Agreements will remain in effect according to their terms.

VOTE REQUIRED

    As provided under the Investment Company Act, approval of the New OpCap Agreements will require the vote of a majority of the outstanding voting securities of each of the OpCap Portfolios. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

    THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, OPCAP ADVISORS, PIMCO ADVISORS AND THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE MUNICIPAL BOND PORTFOLIO AND THE LARGE CAPITALIZATION VALUE PORTFOLIO VOTE TO APPROVE THE RESPECTIVE NEW OPCAP AGREEMENTS BETWEEN THE MANAGER AND OPCAP ADVISORS.

                             ADDITIONAL INFORMATION

    The following tables present information as to the allocation of brokerage commissions paid by the OpCap Portfolios for the year ended August 31, 1997 to Oppenheimer & Co., Inc. ("Opco"), which is an affiliated person of OpCap Advisors.


                                                                       BROKERAGE COMMISSIONS               TOTAL AMOUNT OF
                                                                            PAID TO OPCO                  TRANSACTION WHERE
                                                               --------------------------------------   BROKERAGE COMMISSIONS
                                                                   TOTAL                                    PAID TO OPCO
                                                                 BROKERAGE                             -----------------------
                                                                COMMISSIONS      DOLLAR                   DOLLAR
NAME OF PORTFOLIO                              PERIOD               PAID         AMOUNT         %         AMOUNT         %
-------------------------------------  ----------------------  --------------  -----------  ---------  ------------  ---------
Large Capitalization Value
  Portfolio..........................  Year Ended 8/31/97          15,327.45          275        1.8%    533,263.50       .31%

                                  PROPOSAL II

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
        BETWEEN HARRIS BRETALL SULLIVAN & SMITH, L.L.C. AND THE MANAGER

INTRODUCTION

    HBSS serves as investment adviser to the Large Capitalization Growth Portfolio pursuant to an Investment Advisory Agreement dated April 14, 1997 (the "Existing Harris Agreement"). The Existing Harris Agreement was approved initially by the Board on July 25, 1994 and approved most recently by the Board on December 18, 1996 and February 3, 1997 and was approved by the Shareholders of the Large Capitalization Growth Portfolio on April 14, 1997.

    The Existing Harris Agreement provides that it shall automatically terminate in the event of an assignment as defined in the Investment Company Act. Consummation of the Harris Transaction will constitute an assignment of the Existing Harris Agreement. Therefore, in anticipation of the Harris Transaction, the Board is proposing that the Shareholders of the Large Capitalization Growth Portfolio approve a new investment advisory agreement between the Manager and HBSS-L.L.C. (the "New Harris Agreement"). The New Harris Agreement is substantially identical, except for the termination and effective dates, to the Existing Harris Agreement.

INFORMATION ABOUT HBSS


    HBSS was founded in 1971 and provides investment management to individuals and institutions, and on June 30, 1997 had assets under management of approximately $2.7 billion. HBSS serves as investment adviser to two other investment company portfolios having similar investment objectives to the Large Capitalization Growth Portfolio: The Harris Bretall Sullivan & Smith, Inc. Growth and Equity Fund, with approximate net assets of $3,000,000 (as of 12/31/96) and an advisory fee rate of 0.75%, (HBSS has agreed to reimburse this fund for expenses exceeding 1.29% of net assets); and Jones Heward American Fund (Canada) with approximate net assets of $12,200,000 (as of 9/30/97) and an advisory fee rate of 0.45%.


    The principal business address of HBSS is One Sansome Street, Suite 3300, San Francisco, CA 94104. HBSS-L.L.C. is expected to maintain this same address after the Harris Transaction. W. Graeme Bretall is President, Director and Portfolio Manager of HBSS. John J. Sullivan is Treasurer, Director and Portfolio Manager of HBSS. Henry B. Dunlap Smith is Secretary, Director and Portfolio Manager of HBSS.

INFORMATION CONCERNING VAM

    VAM is 100% owned by BancBoston Ventures, Inc., itself a subsidiary of Bank Boston, N.A. VAM is a Connecticut-based holding company that invests in privately owned asset management firms with assets under management of between $500 million and $10 billion. VAM seeks to create an institutional investment group to offer quality performance and client service.

THE VAM TRANSACTION

    On September 3, 1997, HBSS entered into an agreement with VAM to form HBSS-L.L.C., a limited liability company.

    HBSS will transfer substantially all of its assets and business to HBSS-L.L.C. It is anticipated that all the key personnel will transfer to the new entity. Executive Vice-Presidents John J. Sullivan and Henry B. Dunlap Smith will continue their responsibilities and ownership roles. W. Graeme Bretall, the current President of HBSS, will also remain with HBSS-L.L.C. and become a member of the board of directors of VAM. Co-Founder David Harris also will continue in his role in Research for HBSS. VAM will be the majority owner of HBSS-L.L.C.

    VAM and HBSS have indicated that the new structure is designed to enable the organization to retain and attract top industry talent, enhance returns and offer additional services. Three current officers of HBSS will become equity holders of HBSS-L.L.C.: Susan Foley, Senior Vice-President and Portfolio Manager; Gordon Ceresino, Senior Vice-President and Director of Marketing and Client Service; and David S. Post, Director of Research. All of Messrs. Bretall, Sullivan and Smith, as well as the three new equity holders, have agreed to enter into five-year employment agreements with HBSS-L.L.C. It is anticipated that the Harris Transaction will be consummated on or about November 15, 1997.

    If for any reason the Harris Transaction is not consummated, the Existing Harris Agreement will remain in effect according to its terms.

EFFECTS OF THE VAM TRANSACTION

    Consummation of the Harris Transaction would constitute an "assignment" (as that term is defined in the Investment Company Act), of the Existing Harris Agreement because of the change of "control" (within the meaning of the Investment Company Act) of HBSS. Upon consummation of the Harris Transaction, HBSS-L.L.C., the successor of HBSS, will be controlled by VAM. As required by the Investment Company Act, the Existing Harris Agreement provides for automatic termination of the agreement in the event of its assignment. In anticipation of the Harris Transaction, it is proposed that a New Harris Agreement be approved by Shareholders of the Large Capitalization Growth Portfolio.

    Representatives of VAM and HBSS have represented that HBSS-L.L.C.'s investment process and management team will remain substantially the same and that although VAM will obtain majority equity interest in HBSS-L.L.C., the current managers of HBSS will maintain management autonomy in the new entity.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

    All of the parties to the Harris Transaction have agreed that they will comply and use reasonable efforts to cause compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. No compensation arrangements of the type described above are contemplated in the Harris Transaction. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. The composition of the Board is presently in compliance with the 75% requirement and will continue to be so if the Harris Transaction is consummated.

EXISTING AND NEW HARRIS AGREEMENTS

    THE EXISTING HARRIS AGREEMENT AND THE NEW HARRIS AGREEMENT ARE MATERIALLY IDENTICAL EXCEPT FOR EFFECTIVE AND TERMINATION DATES. The following description of the New Harris Agreement is qualified in its entirety by reference to the form of the New Harris Agreement attached hereto as Exhibit B.

    The Existing Harris Agreement provides that HBSS is obligated to manage the securities held by the Large Capitalization Growth Portfolio in accordance with that Portfolio's stated investment objectives and policies, make investment decisions for such Portfolio and place orders to purchase and sell securities on behalf of the Portfolio.

    As compensation for its services, HBSS, pursuant to each Existing Harris Agreement, receives the annual fees set forth below based on the average net assets of the respective Portfolio:

PORTFOLIO                                                     FEE RATE
------------------------------------------------------------  ---------
Large Capitalization Growth Portfolio.......................       0.30%
                                                                    ---

    The foregoing fees are computed daily and paid monthly. During the fiscal year ended August 31, 1997, the Manager paid HBSS advisory fees, as follows:

                                                                ADVISORY FEE
PORTFOLIO                                                     PAID DURING 1997
------------------------------------------------------------  ----------------
Large Capitalization Growth Portfolio.......................   $   124,637.00
                                                              ----------------

    The Existing Harris Agreement provides that HBSS shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which each agreement relates, except in the case of HBSS' negligence, misconduct or violation of any applicable statute.

    With respect to the Existing Harris Agreement, the fees are paid by the Manager, and in no case by the Portfolio or its Shareholders.

    The Large Capitalization Growth Portfolio pays investment advisory fees directly to the Manager as compensation for its services. The annual fees received by the Manager are set forth in the table below, payable by the Portfolio, expressed as a percentage of the Portfolio's average daily net assets:

                                                                                                          MANAGER FEE
PORTFOLIO                                                                                                    RATE
--------------------------------------------------------------------------------------------------------  -----------
Large Capitalization Growth Portfolio...................................................................        0.65%
                                                                                                                 ---

    The fee is computed daily and payable monthly. During the fiscal year ended August 31, 1997, the Trust accrued to the Manager management fees of of $270,046.82 with respect to the Large Capitalization Growth Portfolio.

EVALUATION BY THE BOARD OF TRUSTEES

    THE BOARD HAS DETERMINED THAT CONTINUITY AND EFFICIENCY OF PORTFOLIO MANAGEMENT SERVICES AFTER THE HARRIS TRANSACTION CAN BEST BE ASSURED BY APPROVING THE NEW HARRIS AGREEMENT WITH RESPECT TO THE LARGE CAPITALIZATION GROWTH PORTFOLIO. THE BOARD BELIEVES THAT THE NEW HARRIS AGREEMENT WILL ENABLE THE TRUST TO CONTINUE TO OBTAIN ADVISORY SERVICES OF HIGH QUALITY AT COSTS WHICH IT DEEMS APPROPRIATE AND REASONABLE AND THAT APPROVAL OF THE NEW HARRIS AGREEMENT IS IN THE BEST INTERESTS OF THE TRUST AND THE SHAREHOLDERS OF THE LARGE CAPITALIZATION GROWTH PORTFOLIO.

    At its meeting on September 22, 1997, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or its affiliates (the "Independent Trustees"), evaluated the New Harris Agreement with respect to the Large Capitalization Growth Portfolio. In evaluating the New Harris Agreement the Board, including the Independent Trustees, requested and reviewed, with the assistance of independent legal counsel, materials furnished by HBSS and VAM. The materials included background information on VAM personnel and a brochure describing VAM operations. In addition, oral presentations were made by representatives of VAM and HBSS and these representatives responded to questions of the Board.

    Based on its review, the Board of Trustees believes that the terms of the New Harris Agreement with respect to the Large Capitalization Growth Portfolio are fair to, and in the best interests of, the Trust and the Portfolio's Shareholders. Accordingly, the Board of Trustees, including all the Independent Trustees, unanimously recommends approval by the Shareholders of the Large Capitalization Growth Portfolio of the New Harris Agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of HBSS-L.L.C.'s investment personnel, (ii) the nature and quality of operations and services that HBSS-L.L.C. is expected to provide the Portfolio with no change in fee rates, (iii) the benefits of continuity in services to be provided under the New Harris Agreement, and (iv) the aspects of the Harris Transaction that would affect the ability of HBSS-L.L.C. to retain and attract qualified personnel.

    The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Portfolio, including, but not limited to: (1) the performance of the Portfolio since commencement of its operations; (2) the distinct investment objective and policies of the Portfolio; (3) that the compensation to be paid by the Manager to HBSS-L.L.C. under the proposed New Harris Agreement will be the same as the rate paid to HBSS-L.L.C.'s predecessor, HBSS; (4) that the terms of the New Harris Agreement are substantially the same as the terms of the Existing Harris Agreement, except for different effective and termination dates; (5) the financial conditions of HBSS and VAM; (6) the commitment of HBSS-L.L.C. and VAM to pay or reimburse the Trust for expenses incurred in connection with the VAM Transaction; (7) the benefits expected to be realized as a result of HBSS-L.L.C.'s ownership by VAM; and (8) other factors deemed relevant.

    The Board viewed as significant the representation of HBSS-L.L.C. and VAM that the same persons who are presently responsible for the investment advisory operations of HBSS will continue in such positions following the Harris Transaction, and that no changes in the investment adviser's method of operation or location, and no diminution of the scope and quality of advisory services provided to the Portfolio will result from the Harris Transaction.

    BASED ON THE ABOVE, AND OTHER CONSIDERATIONS, THE BOARD UNANIMOUSLY RECOMMENDED APPROVAL OF THE NEW HARRIS AGREEMENT BETWEEN THE MANAGER AND HBSS-L.L.C. AND ITS SUBMISSION TO SHAREHOLDERS OF THE LARGE CAPITALIZATION GROWTH PORTFOLIO FOR THEIR APPROVAL. The New Harris Agreement will become effective on the date the Harris Transaction is consummated or the date the Shareholders approve the New Harris Agreement, whichever occurs later. The New Harris Agreement will continue in effect for two years from the effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act.

VOTE REQUIRED

    As provided under the Investment Company Act, approval of the New Harris Agreement will require the vote of a majority of the outstanding voting securities of the Large Capitalization Growth Portfolio. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

    THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, HBSS, VAM AND THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE LARGE CAPITALIZATION GROWTH PORTFOLIO VOTE TO APPROVE THE NEW HARRIS AGREEMENT BETWEEN THE MANAGER AND HBSS-L.L.C.

                                  PROPOSAL III

            APPROVAL OF PROPOSAL TO PERMIT THE BOARD OF TRUSTEES AND
                 SCM TO SELECT INVESTMENT ADVISERS OR TO AMEND
                     INVESTMENT ADVISORY AGREEMENTS WITHOUT
                  OBTAINING FURTHER SHAREHOLDER APPROVAL, AND
              TO APPROVE A TECHNICAL AMENDMENT TO EACH PORTFOLIO'S
                         INVESTMENT ADVISORY AGREEMENT

SUMMARY

    At the Board of Trustee's Meeting held on June 20, 1997, the Trustees, including the Independent Trustees, unanimously approved and recommended that Shareholders of each Portfolio approve a policy to permit SCM, subject to the approval of the Board, to appoint investment advisers, to enter into investment advisory agreements and to amend existing investment advisory agreements without further Shareholder approval (the "Investment Adviser Approval Policy"). The implementation of the Investment Adviser Approval Policy is subject to the receipt of an exemptive order from the Securities and Exchange Commission (the "SEC") and approval by Shareholders.

THE SECTION 15 EXEMPTIVE ORDER

    The Trust and SCM intend to file an exemptive application with the SEC requesting an order of the SEC (the "Exemptive Order") for relief from the provisions of Section 15(a) of the Investment Company Act and Rule 18f-2 under the Investment Company Act. The provisions of the Investment Company Act require that shareholders of a mutual fund approve an investment advisory agreement with the investment adviser and material amendments to an existing investment advisory agreement. If the Exemptive Order is granted by the SEC, and Shareholders approve this proposal, SCM will be authorized, subject to approval by the Board, to evaluate, select and retain new investment advisers for the respective Portfolios or modify a Portfolio's existing investment advisory agreement without obtaining further approval of the affected Portfolio's Shareholders whenever SCM and the Board believe such actions will benefit that Portfolio and its Shareholders. There can be no assurance that the SEC will grant the relief requested in the exemptive application.

SCM AND THE INVESTMENT ADVISERS

    SCM has served as the investment manager to the Trust since its inception in 1994 pursuant to an investment management agreement between the Trust, on behalf of each Portfolio, and SCM. Since 1994, SCM has selected investment advisers and recommended that the Board approve those investment advisers to make the day-to-day investment decisions for the Portfolios. Since that time, SCM has represented itself as an investment manager whose strength, experience and expertise lies, in large part, in its ability to evaluate, select and supervise those investment advisers who can add value to a Shareholder's investments in the respective Portfolios.

    CURRENT INVESTMENT ADVISER APPROVAL PROCESS. SCM, with respect to each Portfolio, enters into a separate investment advisory agreement with the respective investment adviser selected by SCM. Under the terms of the investment advisory agreements, the investment advisers have authority to provide the applicable Portfolios with advice concerning the investment management of the Portfolio's assets. The investment advisers direct the investments of the Portfolio's assets on a discretionary basis in accordance with: applicable law; the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Portfolio (and contained in the Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended); the investment objectives, policies and restrictions from time to time provided by the Board and communicated by SCM to the investment adviser; and, subject to such further reasonable limitations as SCM may from time to time impose by written notice to the investment adviser. For these investment advisory services to the Portfolios, SCM pays each investment adviser a monthly fee at an annual rate based on the average daily net assets of the Portfolio as specified in the applicable investment advisory agreement. Each investment adviser bears its own expenses of providing investment advisory services to the respective Portfolio. Neither the Trust nor the Portfolios have any responsibility to pay investment advisory fees to any investment adviser. Therefore, any increase or decrease in the fee payable to any investment adviser would not change the management fee payable by each Portfolio. Each Portfolio's investment advisory arrangements are subject to approval by the Board, including the Independent Trustees, and in the absence of exemptive relief from the SEC, each investment advisory agreement is subject to the approval of the affected Portfolio's Shareholders.

    PROPOSED INVESTMENT ADVISER APPROVAL POLICY. The Board of Trustees of the Trust, including the Independent Trustees, will continue to evaluate and approve all new investment advisory agreements between SCM and the investment advisers as well as all changes to existing investment advisory agreements. In addition, if the requested relief is granted by the SEC, the Trust and SCM will likely be subject to several conditions imposed by the SEC to ensure that the interests of the Portfolios' Shareholders are adequately protected whenever SCM acts under the Investment Adviser Approval Policy. The SEC has recently imposed conditions upon applicants granted the requested relief, including, but not limited to the following:

    1. The applicant must furnish to its shareholders all information about a new investment adviser or investment advisory agreement for a Portfolio that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new investment adviser or any proposed material change in a Portfolio's investment advisory agreements.

    2. The applicant must disclose in its prospectus the existence, substance and effect of the Exemptive Order.

    3. The investment manager must continue to provide management services to the Portfolios and subject to review and approval by the Board will (a) set the Portfolios' overall investment strategies; (b) select investment advisers; (c) monitor and evaluate the performance of investment advisers; (d) allocate Portfolio assets among investment advisers if a Portfolio has more than one investment adviser; (e) implement procedures reasonably designed to ensure that the investment advisers comply with the investment objectives, polices and restrictions of the Portfolios.

    4. The investment manager will not enter into an investment advisory agreement with any "affiliated person," as defined under the Investment Company Act, other than by reason of serving as investment adviser to the Trust, without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

    5. At all times, a majority of the Trust's Board of Trustees will continue to be Independent Trustees and the nomination of new Independent Trustees will be left to the discretion of the then existing Independent Trustees.

    6. When an investment adviser change is proposed for a Portfolio with an affiliated investment adviser, the Trust's Trustees, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the investment manager or the affiliated adviser derives an inappropriate advantage.

    7. The exemption applies solely to the investment advisory agreements between the investment manager and the investment advisers, and does not apply to the management agreements between the investment manager and the Trust and its Portfolios.

    8. The implementation of the Exemptive Order must be approved by a majority of the outstanding voting securities of each Portfolio.

    9. No Trustee or officer of the Trust or, partner or officer of the investment manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that Trustee, director or officer) any interest in an investment adviser except for:
        (i) ownership of interests in the investment manager or any entity that controls, is controlled by, or is under common control with the investment manager, or (ii) ownership of less than 1% of the outstanding securities of any class of equity of debt of a publicly-traded company that is either an investment adviser or an entity that controls, is controlled by or is under common control with an investment adviser.

    There is no assurance that the Exemptive Order will be granted. In addition, the Exemptive Order could be granted subject to different conditions than those set forth above. The Board of Trustees will decide what action to take if the above listed conditions are materially changed by the SEC upon application by the Trust for the Exemptive Order.

    AS NOTED ABOVE, SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT MANAGEMENT FEES PAID BY THE PORTFOLIOS TO SCM. If the Trust implements this policy, SCM, pursuant to the investment management agreement, on behalf of each Portfolio, will continue to provide the same level of management services to the Portfolios as it has always provided.

    If the Exemptive Order is granted, the relief could apply to at least the following situations: (i) the investment adviser is removed for substandard performance; (ii) the individual employee responsible for a Portfolio moves from employment with one investment adviser to another; (iii) there is a change of control of the investment adviser; (iv) SCM decides to diversify a Portfolio's management by adding another investment adviser; (v) there is a change in investment style of the Portfolio; and (vi) SCM negotiates a reduction (or the investment adviser negotiates an increase) in the investment advisory fee that SCM pays to the investment adviser which may result in a financial benefit (or in the case of an investment adviser increase, a disadvantage) to SCM.

    As of the date of this Proxy Statement, neither the Trust nor SCM is aware of any reason why a Portfolio's investment adviser will not continue to serve in that capacity and under the terms of the existing investment advisory agreement, except as described in Proposals I.A. and I.B. and Proposal II for the Municipal Bond Portfolio, the Large Capitalization Value Portfolio and the Large Capitalization Growth Portfolio, respectively, for which new investment advisory agreements with terms substantially identical, except for termination and effective dates, are proposed. However, some events that affect an investment adviser, such as a change of control of the investment adviser, can occur suddenly and without advance notice to all parties that might be affected.

REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

    THE TRUSTEES BELIEVE THAT PROVIDING SCM WITH MAXIMUM FLEXIBILITY TO PERFORM THOSE DUTIES THAT SHAREHOLDERS EXPECT SCM TO PERFORM, I.E., SELECTING, SUPERVISING AND EVALUATING INVESTMENT ADVISERS, WITHOUT INCURRING THE UNNECESSARY DELAY OR EXPENSE OF OBTAINING FURTHER SHAREHOLDER APPROVAL IS IN THE BEST INTERESTS OF EACH PORTFOLIO'S SHAREHOLDERS BECAUSE IT WILL ALLOW EACH PORTFOLIO TO OPERATE MORE EFFICIENTLY. Currently, in order for SCM to appoint an investment adviser or materially modify an investment advisory agreement, the Trust must call and hold a Shareholder meeting of the affected Portfolio, create and distribute proxy materials, and solicit votes from the Portfolio's Shareholders. This process is time-intensive, costly and slow and is borne entirely by the respective Portfolio. Without the delay inherent in holding Shareholder meetings, each Portfolio would be able to act more quickly and with less expense to appoint an investment adviser when the Trustees and SCM feel that the appointment would benefit the Portfolio.

    Also, the Trustees believe that it is appropriate to vest the selection, supervision and evaluation of the investment advisers in SCM (subject to review by the Board of Trustees) in light of the management structure of the Trust, as well as SCM's experience and expertise in selecting investment advisers and the Shareholder's expectation that SCM will utilize that expertise to select competent investment advisers. SCM has demonstrated that is has the requisite expertise to evaluate, select and supervise investment advisers. For the past three years, SCM has continually evaluated and refined its investment adviser selection process. The Trustees believe that many investors choose to invest in the Trust because of SCM's experience and expertise in evaluating and choosing investment advisers who can add value to a Shareholder's investment in the Trust.

    Finally, the Trustees will provide sufficient oversight of the investment adviser selection process to ensure that Shareholders' interests are protected whenever the Adviser selects an investment adviser or modifies an investment advisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new investment advisory agreements as well as any modification to existing investment advisory agreements. In their review, the Trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the investment advisers. The Trustees will compare the investment performance of the assets managed by the investment advisers with other accounts with similar investment objectives managed by other investment advisers and will review the investment advisers' compliance with federal securities laws and regulations. The Trustees believe that their comprehensive review will ensure that SCM continues to act in the best interests of each Portfolio and its Shareholders. Each investment advisory agreement will continue to be subject to all provisions of the Investment Company Act, except for the specific provisions of the Investment Company Act for which relief is granted by the SEC.

TECHNICAL AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENTS

    SCM, with respect to each Portfolio, has entered into investment advisory agreements with the investment adviser (each an "Investment Advisory Agreement" and collectively, "Investment Advisory Agreements"). Each Investment Advisory Agreement contains a clause that specifically states that it will become effective as of a certain date and, unless sooner terminated as therein provided, shall remain in effect for two years from said date subject to the approval of the Trust's Shareholders. In order to obviate any interpretive conflict between the provisions of the Exemptive Order and the Investment Advisory Agreements, the Trustees, including the Independent Trustees, have unanimously approved an amendment to the Investment Advisory Agreements to eliminate the clause "subject to the approval of the Trust's

Shareholders." Except for this technical amendment, and with respect to the OpCap Portfolios and the Large Capitalization Growth Portfolio, termination and effective dates (as discussed under Proposal I and Proposal II), all other provisions in each Portfolio's Investment Advisory Agreement will remain unchanged.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL III.

                                  PROPOSAL IV

           APPROVAL OF CERTAIN CHANGES TO THE FUNDAMENTAL INVESTMENT
                    POLICIES OF THE PORTFOLIOS OF THE TRUST

REASONS FOR PROPOSED CHANGES

    Pursuant to the Investment Company Act, each of the Portfolios has adopted certain fundamental investment restrictions and policies, which are set forth in the Trust's Prospectus and/or Statement of Additional Information, and which may be changed only with Shareholder approval. Restrictions and policies that a Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without Shareholder approval.

    Certain of the Portfolios' restrictions, as discussed in Proposals IV.A-E., were adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company investments and practices. The states no longer have the power to impose these restrictions and the elimination or reclassification of the restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Portfolios. In addition, certain previously adopted fundamental policies are proposed to be reclassified as non-fundamental. This reclassification and liberalization will grant the Trustees the ability to change these previously adopted fundamental policies as needed, without seeking further approval from Shareholders.

                                 PROPOSAL IV.A.

INVESTMENT POLICY CONCERNING UNSEASONED ISSUERS

    To comply with state securities laws, each Portfolio has a fundamental policy, which cannot be changed without Shareholder approval, prohibiting it from investing more than 5% (10% with respect to the Small Capitalization Portfolio) of its respective total assets in companies with a record of less than three years' continuous operation, including predecessors. This restriction is no longer required by law and, accordingly, the Trustees recommend that it be eliminated.

    Under the amended policy, each Portfolio will be permitted to invest in unseasoned issuers subject to the Portfolio's policy on diversification. The diversification policy limits each Portfolio's investments in a single issuer to 5% of the Portfolio's total assets (with respect to 75% of the Portfolio's total assets). This means that under the amended policy a Portfolio could invest up to 25% of its total assets in the securities of a single unseasoned issuer.

    Unseasoned issuers are typically small "start up" companies in business for less than three years, whose earnings potential may not be realized for several years. These companies represent an opportunity for a Portfolio to purchase securities of companies that have significant growth potential. Because many of these companies may be businesses in the early phase of the business life cycle, the companies may be subject to a greater risk of failure than more established companies.

                                 PROPOSAL IV.B.

INVESTMENT POLICY ON OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT
  PROGRAMS OR LEASES

    The existing restriction prohibiting the Portfolios from investing in oil, gas or other mineral exploration or development programs or leases is not required by the Investment Company Act and is no longer required by state law. In order to be able to respond to regulatory and market developments without the delay and expense of a Shareholder vote, it is proposed that Shareholders vote in favor of eliminating this restriction.

    Investments in companies involved in oil, gas and other mineral exploration programs may be more volatile than investments in other securities, because they are subject to risks occasioned by changes in the price, demand for and supply of fuels and minerals. Demand and supplies may fluctuate significantly over short periods of time due to a variety of factors, such as domestic and foreign political and regulatory developments, exploration and production spending, energy conservation efforts and the development and implementation of new forms or sources of such commodities. Elimination of this fundamental limitation will not change the Portfolios' investment objectives, but would give each Portfolio investment flexibility to choose such investments, to the extent consistent with its investment objective and other investment policies, without seeking additional Shareholder approval. It is not currently expected, however, that elimination of the fundamental restriction will have a material impact on the Portfolios' investment practices.

                                 PROPOSAL IV.C.

INVESTMENT POLICY ON INVESTMENTS TO EXERCISE CONTROL

    Each Portfolio has a fundamental policy not to invest in companies for the purpose of exercising control or management. This restriction is not required by the Investment Company Act and is no longer required by state law. In order to respond to regulatory and market developments without the delay and expense of a Shareholder vote, it is proposed that Shareholders vote in favor of reclassifying this fundamental investment limitation as non-fundamental. As discussed above, while non-fundamental limitations can be changed without Shareholder approval, such changes still require Board approval. The proposed change will not affect the operations of the Portfolios. However, adoption of a non-fundamental restriction will enable the Portfolios to respond more promptly if circumstances suggest a change in the future.

                                 PROPOSAL IV.D.

FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN ISSUERS WHOSE SECURITIES ARE
  OWNED BY THE TRUSTEES OR OFFICERS OF THE TRUST, OR DIRECTORS OR OFFICERS OF THE INVESTMENT ADVISERS


    The Portfolios currently have a fundamental investment restriction that prohibits them from investing in securities of any issuer if any officer or Trustee of the Trust or any officer or director of any of the Advisers owns more than of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. This restriction was originally adopted to address state law requirements that no longer apply. The Trustees recommend that this fundamental investment restriction be eliminated. Although this restriction has not precluded Portfolio investments in the past, elimination of the restriction would potentially increase an investment adviser's flexibility when selecting investments for the Portfolio in the future. The ability of the Portfolios to invest in companies in which the Trustees or officers of the Trust or directors or officers of the Portfolio's investment advisers hold interests would continue to be restricted by the Investment Company Act, whether or not the current fundamental investment restriction is eliminated.

                                 PROPOSAL IV.E.

FUNDAMENTAL RESTRICTIONS ON AGGREGATE INVESTMENTS IN RESTRICTED SECURITIES AND
  UNSEASONED ISSUERS AS IMPOSED BY STATE SECURITIES COMMISSIONS


    To comply with state securities laws, each Portfolio has agreed to limit its investments in restricted securities (excluding 144A securities) to 10% of its respective total assets, and to limit its aggregate investment in restricted securities (including 144A securities) and unseasoned issuers to no more than 15% of its respective total assets. These restrictions are no longer required and, accordingly, the Trustees recommend that they be eliminated. As discussed in the Prospectus, Rule 144A securities will not be considered illiquid so long as its is determined by the Trustees or the Portfolio's investment adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. To the extent a Rule 144A security is considered illiquid, it will be covered by the policies on illiquidity described above. Proposed new investment policies with respect to unseasoned issuers are described above as well.


                                 PROPOSAL IV.F.

INVESTMENT POLICY ON INVESTMENTS IN ILLIQUID SECURITIES

    Each Portfolio has a fundamental investment limitation concerning illiquid securities that provides that a Portfolio shall not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. The Trustees recommend that Shareholders approve reclassifying this fundamental limitation as non-fundamental.

    Under the rules established by the SEC, investment companies are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that funds can satisfy these requirements, the SEC requires investment companies to limit their holdings in illiquid securities to 15% of their net assets (10% for money market funds). This is due to the fact that illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price.

    The percentage limitation restricting the amount an investment company may invest in illiquid securities has been changed by the SEC over time. In order to be able to respond to regulatory and market developments without the delay and expense of a Shareholder vote, it is proposed that Shareholders vote in favor of eliminating this fundamental investment limitation and replace it with a similar non-fundamental limitation. While non-fundamental limitations can be changed without Shareholder approval, such changes still require the approval of the Board. The proposed change will not affect the operation of the Portfolios. However, adoption of a non-fundamental restriction will enable the Portfolios to respond more promptly if circumstances suggest such a change in the future.

                                 PROPOSAL IV.G.

INVESTMENT IN OTHER INVESTMENT COMPANIES

    The Portfolios' current fundamental limitation concerning investments in other investment companies states that a Portfolio shall not invest more than 10% of its assets in securities of other investment companies or more than 5% of its assets in the securities of one investment company or more than 3% of the outstanding voting securities of such company, except in connection with a merger, consolidation, reorganization or acquisition of assets. Shareholders are being asked to approve the elimination of this policy. The ability of investment companies to invest in other investment companies is restricted by the Investment Company Act. These restrictions, as previously identified above, will remain applicable to the Portfolios whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the Portfolios' investment practices, except to the extent that regulatory requirements may change in the future.

                                 PROPOSAL IV.H.

FUNDAMENTAL LIMITATION CONCERNING SHORT SALES

    Each Portfolio is currently subject to a fundamental investment restriction which provides that a Portfolio shall not sell or purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities) or make short sales of securities except "against the box." If the proposal is approved, the current fundamental limitation will be replaced with a non-fundamental limitation which could be changed without a Shareholder vote. While reclassifying the restriction from fundamental to non-fundamental will not impact the operation of the Portfolios at this time, in the event of a change in federal regulatory requirements, the Portfolios will be able to alter their investment practices without the delay and expense of a Shareholder vote. As previously discussed, such changes will still require Board approval.

               THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
          UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF
      PROPOSALS IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G. AND IV.H.

                       RECEIPT OF SHAREHOLDERS PROPOSALS

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for a least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the Trust's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Trust not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

    The fact that the Trust receives a Shareholder proposal in timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

    Shareholders should be aware that under the law of the state in which the Trust is established, Delaware, annual meetings of Shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a Shareholder's meeting. As it is the intention of the Board of Trustees not to hold annual Shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that Shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual Shareholders' meeting.

                                 ADMINISTRATOR

    Unified Advisers, Inc., 429 North Pennsylvania Street, Indianapolis, IN 46204, serves as administrator to the Trust.

                             PRINCIPAL UNDERWRITER

    Unified Management Corporation, 429 North Pennsylvania Street, Indianapolis, IN 46204, acts as the general distributor for the Trust.

                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP are the independent auditors of the Trust. A representative of the firm is not expected to be present at the Meeting.

                            MAILING OF ANNUAL REPORT


    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 1996 AND ITS SEMI-ANNUAL REPORT ENDED FEBRUARY 28, 1997 TO A SHAREHOLDER UPON REQUEST. SUCH REQUEST SHOULD BE MADE TO SCOTT KANE, SARATOGA CAPITAL MANAGEMENT, 33 MAIDEN LANE, NEW YORK, NY 10038, OR BY CALLING 1-800-807-FUND. THE REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE REQUEST.


                                 OTHER BUSINESS

    The Trust's management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting and it is the intention of the person named in the proxy to vote in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees

                                          Bruce E. Ventimiglia
                                          PRESIDENT

                                   EXHIBIT A

    OpCap Advisors is the manager or subadviser to the registered investment companies listed below. These investment companies have similar investment objectives to at least one of the Portfolios managed by OpCap Advisors.

                                APPROXIMATE NET ASSETS
FUND                                (AS OF 8/4/97)                     ADVISORY FEE RATE
------------------------------  ----------------------  ------------------------------------------------
Oppenheimer Quest Value Fund,     $    1,003,593,276    1.0% on the first $400 million;
 Inc.                                                   .90% on the next $400 million;
                                                        .85% of net assets in excess of $800 million (1)
Oppenheimer Quest Capital                353,495,645    1.0% on the first $400 million;
 Value Fund, Inc.                                       .90% on the next $400 million;
                                                        .85% of the net assets in excess of $800
                                                        million(2)
Enterprise Accumulation Trust:
Equity Portfolio                         458,862,923    .40% on the first $1 billion;
                                                        .30% on assets over $1 billion;
                                                        and .25% for assets in excess of $2 billion(3)
Enterprise Group of Funds
Equity Portfolio                           3,021,498    .40% on the first $100 million;
                                                        .30% on assets in excess of $100 million(4)
Penn Series Funds, Inc.:
Value Equity Fund                        278,355,410    .50%(5)
Endeavor Series Trust:
Value Equity Portfolio                   188,046,428    .40%(6)
OCC Accumulation Trust                  [23,162,792]    .80% on the first $400 million;
 Equity Portfolio                                       .75% on the next $400 million;
                                                        .70% of net assets in excess of $800 million(7)

------------------------

(1) With respect to this fund, OppenheimerFunds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) OFI is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap a sub-advisory fee equal to 40% of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets that exceed the base amount.

(3) These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.

(4) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the Portfolio.

(5) These fees are for investment advisory services only. Administrative services are provided to these funds by a third party, not OpCap Advisors. The funds are each charged on an annual basis a fee for administrative services of 0.15% of their respective average daily net assets.

(6) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of .80% of average daily net assets of the portfolios.

(7) OpCap Advisors will waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets) and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the Portfolio's average daily net assets.

                                   EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                          SARATOGA CAPITAL MANAGEMENT
                                      AND

                       REGARDING THE            PORTFOLIO

THE SARATOGA ADVANTAGE TRUST AGREEMENT MADE THIS      DAY OF          , 1997
BETWEEN SARATOGA CAPITAL MANAGEMENT, A DELAWARE GENERAL PARTNERSHIP (THE
"MANAGER") AND               , A         ORGANIZED UNDER THE LAWS OF THE STATE
OF         (THE "ADVISOR").

    WHEREAS, the Manager has entered into a Management Agreement (the "Manager's Agreement") with The Saratoga Advantage Trust (the "Trust"), an open-end investment company organized in series form with at least seven (7) separate
portfolios, one of which is the             (the "Portfolio"), a diversified
portfolio, pursuant to which the Manager furnishes continuous investment advice and direction; and

    WHEREAS, the Manager's Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

    WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940; and

    WHEREAS, the Manager desires to retain the Advisor to provide continuous investment and direction concerning the Portfolio and the Advisor is willing to provide such management;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Advisor as follows:

    1. APPOINTMENT. The Manager hereby retains the Advisor to manage the Portfolio, subject to the provisions of the Trust registration statement and the Portfolio's prospectus and overall supervision by the Manager and the Trust's Board of Trustees. The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager's Agreement and will oversee and review the Advisor's performance of its duties under this Agreement. The day-to-day management of the Portfolio's assets will be the responsibility of the Advisor.

    2. EXPENSES. The Advisor assumes as its own expense, or agrees to pay the cost of all services provided by it pursuant to Paragraph 1, above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager's Agreement. The Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

    3.  INVESTMENT ACTIVITIES.   (a) The Advisor will direct the investment of
the Portfolio's assets on a discretionary accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Portfolio contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time provided by the Board of Trustees of the Trust (the "Board"), and communicated by the Manager to the Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Advisor. The Advisor hereby acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Portfolio.

        (b) The Advisor hereby specifically acknowledges and represents:

            (i) The Advisor has provided the Manager with full information regarding the historical track record of investment performance.

            (ii) The Advisor has carefully reviewed the portions of the Prospectus and Statement of Additional Information stating the Advisor's historical track record of investment performance and investment methodology and that all representations made therein are accurate and true and there are no material omissions.

           (iii) The Advisor will direct the investment of the Portfolio's assets in the same manner in which the Advisor has directed the investment of the assets which produced the historical track record of investment performance as stated in the Prospectus and Statement of Additional Information. The Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information is inconsistent with the Advisor directing the investment of the Portfolio's assets in said manner.

        (c) The Advisor will place orders to purchase and sell securities (and where appropriate commodity futures contracts and other investments) for the Portfolio.

    4. BROKERAGE. (a) The Advisor agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below. The Advisor may place orders for the Portfolio with affiliates or interested parties of the Trust or the Manager in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 thereunder and other applicable laws and regulations.

    (b) In placing orders with brokers and dealers, the Advisor will use its best efforts to best overall terms available. In assessing the best overall terms available for portfolio transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

    (c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

    5. COMPENSATION. (a) As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Advisor a fee that is computed
daily and paid monthly at the annual rate of    basis points per annum on net
assets (the "Portfolio Advisory Fee"), reduced in the same percentage as the Manager when the Manager reduces its fee to the Portfolio.

    (b) The Portfolio Advisory Fee shall accrue as of the date that the Portfolio commences investment operations. Upon any termination of this Agreement the Advisory Fee will cease to accrue as of the termination date specified in the notice of termination to the Advisor. Accrued Portfolio Advisory Fees will be paid to the upon receipt by the Manager of its fees for the same accrual period from the Portfolio.

    (c) For the purpose of determining fees payable to the Advisor, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

    6. DURATION AND TERMINATION. (a) This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two years from said date. Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Trust. The Advisor shall furnish to the Manager or the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

    (b) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged by the Advisor without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Advisor.

    (c) This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Advisor. This Agreement may be terminated by the Advisor upon 100 days written notice to the Manager and the Trust.

    7. INFORMATION TO BE PROVIDED TO THE MANAGER AND THE TRUST. (a) The Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Portfolio, the Advisor's ability to direct the investment of the Portfolio and/or the perception of the Advisor as an appropriate source of investment advice and shall, on the Advisor's own initiative, furnish immediately to the Manager and the Trust such information as is appropriate for this purpose.

    The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Advisor, the investment or discipline of the Advisor, the financial condition of the Advisor, the historical investment performance of the Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Portfolio and all matters reasonably related to the Manager's retention of the Advisor.

    (b) The Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Advisor has provided the information about itself set forth in the Trust's Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust's Administrator immediately of any material fact known to the

Advisor respecting the Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

    (c) The Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Advisor's registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading. The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such is required to be filed. The Advisor acknowledges that it is an "investment advisor" to the portfolio within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

    (d) The Advisor will make available promptly upon the Manager's request such reports as the Manager may reasonably use in discharging its duties under the Manager's Agreement, which reports may be distributed by the Manager to the Board. A representative of the Advisor will attend, at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust's shareholders and special meetings upon reasonable notice.

    (e) The Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisors Act of 1940, the Internal Revenue Code, applicable and state securities laws and laws of foreign countries and juridical subdivisions, in the manner provided by such laws or regulations and such additional records as required by the Manager. The Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request. The Manager agrees to furnish to the Advisor at its principal office all prospectuses, proxy statements, reports to stockholders, sales reports and any other information relative to management of the assets or organization and qualifications of the Trust.

    8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. (a) It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement shall prevent the Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b), 8(c), and 8(d) below.

    (b) The Advisor agrees that, during the term of this Agreement, neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept retention as an investment advisor, investment subadvisor, investment manager, or similar service provider to any investment company registered under the Investment Company Act of 1940 nor any investment firm that seeks to market an asset allocation program similar in nature to the Trust.

    (c) In the event that the Advisor voluntarily terminates this Agreement, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall for a period of one (1) year after the termination of this Agreement accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever.

    (d) In the event that the Advisor is terminated by the Manager, the Advisor agrees neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever for a period of one (1) year from the termination of this Agreement.

    (e) The provisions set forth in Subparagraphs 8(a), 8(b), 8(c), and 8(d) above shall not apply to the continuation of any contractual relationship to which the Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement.

    (f) When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

    9. MISCELLANEOUS. (a) The Advisor shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which this Agreement relates, except in the case of the Advisor's negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Advisor from any responsibility, or duty which the Advisor may have under any federal or state securities acts or other applicable statutes.

    (b) Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act, to rules, regulations or the Securities and Exchange Commission validly issued pursuant to said Act and interpretations thereof, if any, by the United States courts. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested persons", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

    (c) The Manager shall indemnify and hold harmless the Advisor, its officers and directors and each person, if any, who controls the Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or such controlling persons.

    The Advisor shall indemnify and hold harmless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing indemnify but only with respect to the Advisor's misfeasance, bad faith or negligence in the performance of its duties under this Agreement. In case any action shall be brought against the Manager or any person so indemnified, in respect of which indemnity may be sought against the Advisor, the Advisor shall have the rights and duties given to the Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

    (d) Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applied federal law, this Agreement shall be governed by the laws of the State of New York.

    (e) The Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way effect the obligations of the Advisor under this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

                                        SARATOGA CAPITAL MANAGEMENT
Attest:                                 By:
                                        ----------------------------------------

Attest:                                 By:
                                        ----------------------------------------

                             YOUR VOTE IS IMPORTANT


                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                   OR CALL 800-769-6414 TO VOTE BY TELEPHONE



    Shareholders who do not expect to attend the Meeting are requested to call 800-769-6414 to vote by telephone or indicate voting instructions on the proxy card for each of the Portfolios of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. We ask for your cooperation in mailing your proxy card no matter how large or small your holdings may be.


                    PLEASE RESPOND -- YOUR VOTE IS IMPORTANT

                          THE SARATOGA ADVANTAGE TRUST


                                ----------------

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 1997
    The undersigned shareholder of ____________________________ (the "Portfolio") a portfolio of The Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA, as attorney-in-fact and proxy of the undersigned, with the full power of substitution, to attend the Special Meeting of Shareholders of the Portfolio to be held on October 31, 1997, at 1501 Franklin Avenue, 1st Floor, Garden City, New York, at 10:00 a.m., and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposals specified on the reverse side hereof. Said attorney-in-fact shall vote in accordance with his best judgment as to any other matter.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES PRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.


    Please call 1-800-769-6414 toll-free to vote by telephone or mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please mark boxes /O/ or /X/ in blue or black ink.

The Proposals:


  I.A. Approval of the new investment advisory agreement on behalf of the Saratoga Large Capitalization Value Portfolio between Saratoga Capital Management and OpCap Advisors (to be voted on by shareholders of the Saratoga Large Capitalization Value Portfolio only).


                         FOR / /    AGAINST / /    ABSTAIN / /


   I.B. Approval of the new investment advisory agreement on behalf of the Saratoga Municipal Bond Portfolio between Saratoga Capital Management and OpCap Advisors (to be voted on by shareholders of the Saratoga Municipal Bond Portfolio only).


   II. Approval of the new investment advisory agreement between Saratoga Capital Management and Harris Bretall Sullivan & Smith, L.L.C.

                         FOR / /    AGAINST / /    ABSTAIN / /

   III. Approval of proposal to permit Saratoga Capital Management, in the future, to select and contract with investment advisers for each portfolio of the Trust (the "Portfolios") after obtaining the approval of the Board of Trustees, but without obtaining shareholder approval.

                         FOR / /    AGAINST / /    ABSTAIN / /


  IV. Approval of the proposed changes to the Portfolios' investment restrictions. To vote against the proposed changes to one or more of the specific fundamental investment restrictions but to approve the others, fill in the box below and indicate the number(s) and letter(s) (as set forth in the proxy statement) of the investment restrictions you do not want to change on this line: _____________________________.



                         FOR / /    AGAINST / /    ABSTAIN / /

                        Dated: ___________________, 1997
                                    (Month) (Day)
                             ___________________________
                                    Signature(s)
                             ___________________________
                                    Signature(s)

                        Please read both sides of this
                        ballot.

                        NOTE: PLEASE SIGN EXACTLY AS
                        YOUR NAME(S) APPEAR HEREON. When
                        signing as custodian, attorney,
                        executor, administrator,
                        trustee, etc., please give your
                        full title as such. All joint
                        owners should sign this proxy.
                        If the account is registered in
                        the name of a corporation,
                        partnership or other entity, a
                        duly authorized individual must
                        sign on its behalf and give his
                        or her title.